                                                                    Exhibit 10.3

                          THIRD SUPPLEMENTAL INDENTURE

     THIRD SUPPLEMENTAL INDENTURE (this "Supplemental Indenture"), dated as of October 26, 2005, among Alpha Natural Resources, LLC (or its permitted successor), a Delaware limited liability company (the "Company"), Alpha Natural Resources Capital Corp. ("Alpha Capital" and, together with the Company, the "Issuers"), ANR Holdings, LLC, a Delaware limited liability company ("ANR Holdings"), Alpha NR Holding, Inc., a Delaware corporation ("Alpha NR Holding" and, together with ANR Holdings, the "Parent Guarantors"), the other existing Guarantors (as defined in the Indenture referred to herein), Wells Fargo Bank, National Association, as trustee under the Indenture referred to below (the "Trustee"), and each of the following wholly owned subsidiaries of the Company (which are referred to herein collectively as the "Guaranteeing Subsidiaries" and each individually as a "Guaranteeing Subsidiary"): Callaway Natural Resources, Inc., a Delaware corporation; Mate Creek Energy, LLC, a Delaware limited liability company; Premium Energy, LLC, a Delaware limited liability company; Virginia Energy Company, LLC, a Delaware limited liability company; Buchanan Energy Company, LLC, a Virginia limited liability company; Nicewonder Contracting, Inc., a West Virginia corporation; Powers Shop, LLC, a Virginia limited liability company; Twin Star Mining, Inc., a West Virginia corporation; and White Flame Energy, Inc., a West Virginia corporation.

                                   WITNESSETH

     WHEREAS, the Issuers have heretofore executed and delivered to the Trustee an indenture, dated as of May 18, 2004 (as supplemented by the First Supplemental Indenture thereto, dated as of February 1, 2005, and the Second Supplemental Indenture thereto, dated as of March 30, 2005, the "Indenture"), providing for the issuance of 10% Senior Notes due 2012 (the "Notes");

     WHEREAS, the Indenture provides that under certain circumstances each of the Guaranteeing Subsidiaries shall execute and deliver to the Trustee a supplemental indenture pursuant to which each Guaranteeing Subsidiary shall unconditionally guarantee all of the Issuers' Obligations under the Notes and the Indenture on the terms and conditions set forth herein (the "Note Guarantee"); and

     WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture.

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, each of the Guaranteeing Subsidiaries and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

     1. CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

     2. AGREEMENT TO GUARANTEE. Each Guaranteeing Subsidiary hereby agrees to provide an unconditional Guarantee on the terms and subject to the conditions set forth in the Note Guarantee and in the Indenture including but not limited to Article 10 thereof.

     4. NO RECOURSE AGAINST OTHERS. No past, present or future director, manager, officer, employee, incorporator, member, stockholder or agent of any Guaranteeing Subsidiary, as such, shall have any liability for any obligations of the Issuers or any Guaranteeing Subsidiary under the Notes, any Note Guarantees, the Indenture or this Supplemental Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of the Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes. Such waiver may not be effective to waive liabilities under the federal securities laws and it is the view of the SEC that such a waiver is against public policy.

     5. NEW YORK LAW TO GOVERN. THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS SUPPLEMENTAL INDENTURE WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

     6. COUNTERPARTS. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

     7. EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.

     8. THE TRUSTEE. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Guaranteeing Subsidiaries and the Issuers.

     IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed and attested, all as of the date first above written.

                                        GUARANTEEING SUBSIDIARIES:

                                        CALLAWAY NATURAL RESOURCES, INC.
                                        MATE CREEK ENERGY, LLC
                                        PREMIUM ENERGY, LLC
                                        VIRGINIA ENERGY COMPANY, LLC
                                        BUCHANAN ENERGY COMPANY, LLC
                                        NICEWONDER CONTRACTING, INC.
                                        POWERS SHOP, LLC
                                        TWIN STAR MINING, INC.
                                        WHITE FLAME ENERGY, INC.


                                        By: /s/ Vaughn R. Groves
                                            ------------------------------------
                                        Name: Vaughn R. Groves
                                        Title: Vice President


                                        CO-ISSUERS:

                                        ALPHA NATURAL RESOURCES, LLC
                                        ALPHA NATURAL RESOURCES CAPITAL CORP.


                                        By: /s/ Vaughn R. Groves
                                            ------------------------------------
                                        Name: Vaughn R. Groves
                                        Title: Vice President


                                        PARENT GUARANTORS:

                                        ALPHA NR HOLDING, INC.
                                        ANR HOLDINGS, LLC


                                        By: /s/ Vaughn R. Groves
                                            ------------------------------------
                                        Name: Vaughn R. Groves
                                        Title: Vice President


                                        EXISTING GUARANTORS:

                                        ALPHA LAND AND RESERVES, LLC


                                        By: /s/ Vaughn R. Groves
                                            ------------------------------------
                                        Name: Vaughn R. Groves
                                        Title: President

                                        ALPHA COAL SALES CO., LLC
                                        ALPHA NATURAL RESOURCES SERVICES, LLC
                                        ALPHA TERMINAL COMPANY, LLC
                                        AMFIRE, LLC
                                        AMFIRE HOLDINGS, INC.
                                        AMFIRE MINING COMPANY, LLC

                                        AMFIRE WV, L.P.
                                        BLACK DOG COAL CORP.
                                        BROOKS RUN MINING COMPANY, LLC
                                        DICKENSON-RUSSELL COAL COMPANY, LLC
                                        ENTERPRISE MINING COMPANY, LLC
                                        ESPERANZA COAL CO., LLC
                                        GTTC LLC
                                        HERNDON PROCESSING COMPANY, LLC
                                        KEPLER PROCESSING COMPANY, LLC
                                        KINGWOOD MINING COMPANY, LLC
                                        LITWAR PROCESSING COMPANY, LLC
                                        MAXXIM REBUILD CO., LLC
                                        MAXXIM SHARED SERVICES, LLC
                                        MAXXUM CARBON RESOURCES, LLC
                                        MCDOWELL-WYOMING COAL COMPANY, LLC
                                        NATCOAL LLC
                                        PARAMONT COAL COMPANY VIRGINIA, LLC
                                        RIVERSIDE ENERGY COMPANY, LLC
                                        SOLOMONS MINING COMPANY


                                        By: /s/ Vaughn R. Groves
                                            ------------------------------------
                                        Name: Vaughn R. Groves
                                        Title: Vice President


                                        TRUSTEE:

                                        WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                        AS TRUSTEE


                                        By: /s/ Joseph P. O'Donnell
                                            ------------------------------------
                                            Authorized Signatory